UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2007

GENTA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19635 (Commission File Number)	33-0326866 (IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ (Address of Principal Executive Offices)	07922 (Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 25, 2007, Genta Incorporated, (the Company), announced that it has completed the filing of the Company’s formal appeal to Dr. Janet Woodcock, Acting Director of the Center for Drug Evaluation Research (CDER), at the U.S. Food and Drug Administration (FDA). The appeal asks that CDER approve the use of Genasense® (oblimersen sodium) Injection plus chemotherapy for patients with relapsed/refractory chronic lymphocytic leukemia (CLL). In December 2006, FDA issued a non-approvable letter for the Company’s New Drug Application (NDA) for Genasense in CLL. This appeal has been submitted in accordance with the Formal Dispute Resolution process that exists within CDER. Responses to CDER appeals are typically made within 30 to 60 days.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated October 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
Date: October 25, 2007	By:	/s/ RICHARD J. MORAN
	Name:	Richard J. Moran
	Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page
99.1	Press Release of the Company dated October 25, 2007